EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS DECEMBER TRAFFIC
     TEMPE, Ariz., Jan. 5, 2006 — US Airways Group, Inc. (NYSE: LCC) today reported traffic statistics for the month of December 2005. For America West operated flights, revenue passenger miles (RPMs) for the month were a record 2.0 billion, up 0.6 percent from December 2004. Capacity was 2.5 billion available seat miles (ASMs), down 0.7 percent from December 2004. The passenger load factor for December was a record 76.4 percent versus 75.3 percent in December 2004.
     For US Airways mainline operated flights, RPMs for December 2005 were 2.6 billion, a decrease of 13.3 percent from December 2004. Capacity was 3.7 billion ASMs, down 13.4 percent from December 2004. The passenger load factor for the month of December was a 70.7 percent matching the 70.7 percent in December 2004.
     “December’s holiday travel was strong, and we continued our trend of double-digit year-over-year improvement in both revenue per available seat mile (RASM) and yield for the east and west networks,” said Scott Kirby, executive vice president, sales and marketing. “We are also especially proud of the US Airways team for delivering outstanding customer service to over 2.4 million customers during the recent holiday travel season.”
     Until US Airways operates under one certificate, data regarding America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express wholly-owned regional carriers and US Airways’ MidAtlantic Airways division will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.
     The following summarizes America West, US Airways mainline, US Airways Express and US Airways Group, Inc. combined December, fourth-quarter, and year-to-date traffic results for 2005 and 2004:

America West

DECEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	1,958,985	1,947,360	0.6
Domestic	1,890,431	1,877,459	0.7
International	68,554	69,902	-1.9

AVAILABLE SEAT MILES (000)	2,565,541	2,584,461	-0.7
Domestic	2,475,647	2,489,426	-0.6
International	89,894	95,035	-5.4

LOAD FACTOR (%)	76.4	75.3	1.1	PTS
ENPLANEMENTS	1,797,263	1,774,101	1.3

QUARTER ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	5,867,017	5,884,900	-0.3
Domestic	5,689,162	5,705,565	-0.3
International	177,855	179,335	-0.8

AVAILABLE SEAT MILES (000)	7,570,898	7,602,280	-0.4
Domestic	7,340,198	7,354,057	-0.2
International	230,701	248,223	-7.1

LOAD FACTOR (%)	77.5	77.4	0.1	PTS
ENPLANEMENTS	5,401,401	5,336,378	1.2

YEAR ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	24,257,226	23,333,079	4.0
Domestic	23,440,375	22,599,199	3.7
International	816,852	733,880	11.3

AVAILABLE SEAT MILES (000)	30,502,916	30,152,596	1.2
Domestic	29,443,236	29,168,416	0.9
International	1,059,679	984,180	7.7

LOAD FACTOR (%)	79.5	77.4	2.1	PTS
ENPLANEMENTS	22,126,897	21,132,444	4.7
US Airways Mainline

DECEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	2,632,795	3,038,233	-13.3
Domestic	1,952,592	2,312,195	-15.6
International	680,203	726,038	-6.3

DECEMBER	2005	2004	% Change
AVAILABLE SEAT MILES (000)	3,723,296	4,297,201	-13.4
Domestic	2,765,401	3,308,717	-16.4
International	957,895	988,484	-3.1

LOAD FACTOR (%)	70.7	70.7	—	PTS
ENPLANEMENTS	2,665,210	3,268,145	-18.4

QUARTER ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	8,265,770	9,514,652	-13.1
Domestic	6,105,389	7,218,565	-15.4
International	2,160,381	2,296,087	-5.9

AVAILABLE SEAT MILES (000)	11,290,460	13,004,911	-13.2
Domestic	8,401,374	9,966,231	-15.7
International	2,889,086	3,038,680	-4.9

LOAD FACTOR (%)	73.2	73.2	—	PTS
ENPLANEMENTS	8,512,568	10,151,681	-16.1

YEAR ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	38,894,959	39,970,019	-2.7
Domestic	28,497,856	29,419,479	-3.1
International	10,397,103	10,550,539	-1.5

AVAILABLE SEAT MILES (000)	51,518,448	53,229,016	-3.2
Domestic	38,183,824	39,678,704	-3.8
International	13,334,624	13,550,312	-1.6

LOAD FACTOR (%)	75.5	75.1	0.4	PTS
ENPLANEMENTS	39,977,337	41,517,835	-3.7
US Airways Express

DECEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	264,507	237,621	11.3
Domestic	264,507	237,621	11.3

AVAILABLE SEAT MILES (000)	436,934	383,677	13.9
Domestic	436,934	383,677	13.9

LOAD FACTOR (%)	60.5	61.9	-1.4	PTS
ENPLANEMENTS	730,262	664,578	9.9

QUARTER ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	849,550	729,681	16.4
Domestic	849,550	729,681	16.4

AVAILABLE SEAT MILES (000)	1,352,050	1,147,592	17.8
Domestic	1,352,050	1,147,592	17.8

LOAD FACTOR (%)	62.8	63.6	-0.8	PTS
ENPLANEMENTS	2,332,068	2,068,347	12.8

YEAR ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	3,498,926	2,102,702	66.4
Domestic	3,498,926	2,102,702	66.4

AVAILABLE SEAT MILES (000)	5,543,488	3,423,267	61.9
Domestic	5,543,488	3,423,267	61.9

LOAD FACTOR (%)	63.1	61.4	1.7	PTS
ENPLANEMENTS	9,472,806	7,138,766	32.7
Combined US Airways Group

DECEMBER	2005	2004	% Change
REVENUE PSGR MILES (000)	4,856,287	5,223,214	-7.0
Domestic	4,107,530	4,427,275	-7.2
International	748,757	795,940	-5.9

AVAILABLE SEAT MILES (000)	6,725,771	7,265,339	-7.4
Domestic	5,677,982	6,181,820	-8.2
International	1,047,789	1,083,519	-3.3

LOAD FACTOR (%)	72.2	71.9	0.3	PTS
ENPLANEMENTS	5,192,735	5,706,824	-9.0

QUARTER ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	14,982,337	16,129,233	-7.1
Domestic	12,644,101	13,653,811	-7.4
International	2,338,236	2,475,422	-5.5

AVAILABLE SEAT MILES (000)	20,213,408	21,754,783	-7.1
Domestic	17,093,622	18,467,880	-7.4
International	3,119,787	3,286,903	-5.1

LOAD FACTOR (%)	74.1	74.1	—	PTS
ENPLANEMENTS	16,246,037	17,556,406	-7.5

YEAR ENDING	2005	2004	% Change
REVENUE PSGR MILES (000)	66,651,111	65,405,800	1.9
Domestic	55,437,157	54,121,380	2.4
International	11,213,955	11,284,419	-0.6

AVAILABLE SEAT MILES (000)	87,564,852	86,804,879	0.9
Domestic	73,170,548	72,270,387	1.2
International	14,394,303	14,534,492	-1.0

LOAD FACTOR (%)	76.1	75.3	0.8	PTS
ENPLANEMENTS	71,577,040	69,789,045	2.6
Integration Update
     As part of the airline’s monthly traffic release, US Airways will provide a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of December:
•	To date, 30 of 38 common-use airports integrated.

•	New US Airways Club opens at LAX.

•	Transition agreement reached with customer service employee association (Communications Workers of America (CWA) and the International Brotherhood of Teamsters (IBT)).

•	First US Airways gift card introduced (America West was the first airline to offer a gift card).

•	Low cost pricing structure introduced to US Airways Shuttle markets (Washington National, Boston, New York LaGuardia).
     For the month of December 2005, America West will report domestic on-time performance of 78.5 percent and a completion factor of 98.5 percent to the U.S. Department of Transportation (DOT). US Airways will also report to the DOT domestic on-time performance of 76.5 percent and a completion factor of 98.8 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals and serving more than 230 destinations. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCC)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers global reach and a smooth travel experience. Star Alliance has been voted Best Airline Alliance by Skytrax in 2003 and 2005. The members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, THAI, United, US Airways and VARIG Brazilian Airlines. South African Airways and SWISS will be integrated during the first half of 2006. Overall, the member carriers offer more than 15,000 daily flights to 790 destinations in 138 countries.

FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and in the filings of the Company with the SEC, which are available at www.usairways.com.
-LCC-